UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2006

Power-One, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-29454	77-0420182
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

740 Calle Plano, Camarillo, California		93012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-8741

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995.  Words such as “expect,” “intend,” “will” and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.  Forward-looking statements are not guarantees, but rather are predictions of and make certain assumptions regarding anticipated future results.   Achievement of actual results are dependent upon and will involve a variety of risks and uncertainties that could cause actual results to differ materially from assumptions and predictions.  Such risks and uncertainties include, but are not limited to, the risk that acquisition of the power electronics group from Magnetek, Inc. will not be completed in the quarter ending December 31, 2006, if at all and that the loan described below may not be available to finance such acquisition and other risks that are described from time to time in Power-One’s Securities and Exchange Commission reports.  See “Risk Factors” in the Company’s Form 10-K for fiscal 2005 on file with the Securities and Exchange Commission for greater detail regarding factors that constitute cautionary statements with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements.  Readers of this information are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these materials.  We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.01-Entry into a Material Definitive Agreement.

1.                                       Purchase Agreement

On September 28, 2006, Power-One, Inc. (which we refer to as “Power-One”) announced an agreement with Magnetek, Inc. (which we refer to as the “Seller”) to acquire the business of the Seller operated through certain of the Seller’s subsidiaries and known as the Seller’s Power Electronics Group (which we refer to as the “Business”).  The purchase price for the Business is $71.7 million in cash and the assumption of approximately $16.7 million of indebtedness, and is subject to customary pre-closing and post-closing tangible net worth and net debt adjustments.  The acquisition is expected to be completed during the quarter ending December 31, 2006, subject to satisfaction or waiver of customary closing conditions.  Power-One intends to fund the purchase price with the proceeds of the $50 million loan described below plus cash on hand.

Pursuant to the Purchase and Sale Agreement (which we refer to as the “Purchase Agreement”), dated as of September 28, 2006, by and between the Seller and Power-One, Power-One will purchase the Business through the acquisition of (a) certain assets and liabilities of the Seller related to the Business and (b) all of the outstanding shares of Magnetek, S.p.A, a subsidiary of the Seller.  The terms of the Purchase Agreement were determined on the basis of arms-length negotiations.

2.                                       Term Loan Agreement and Promissory Note

The information described under “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated into this Item 1.01 by reference.

An affiliate of Stephens Inc. is the lender under the promissory note to be issued pursuant to the Loan Agreement described in Item 2.03 below.  The terms of the Loan and the Note were determined on the basis of arms-length negotiations.

Stephens Inc. serves as financial advisor to Power-One from time to time.  During the 2005 fiscal year and to date in fiscal 2006, Power-One did not pay Stephens Inc. any amounts for financial advisory services.  Mr. Jon E.M. Jacoby, who is a member of the Board of Directors and the Compensation Committee of Power-One, serves as a director of Stephens Group Inc., which is the largest stockholder of Power-One and the parent corporation of Stephens Inc.  Stephens Inc. is also serving as financial advisor to the Seller in connection with the sale of the Business to Power-One.  Mr. Jacoby abstained from voting on both the acquisition of the Business and the Loan.

Item 2.03-Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On September 28, 2006, Power-One announced that it had entered into a Term Loan Agreement with an affiliate of Stephens Inc. (which we refer to as the “Loan Agreement”) under which Power-One is permitted to borrow up to $50 million to finance a portion of the purchase price for the acquisition of the Business.  Pursuant to the terms of the Loan Agreement, at the closing of the acquisition of the Business, Power-One intends to issue a Promissory Note (which we refer to as the “Note”) to the lender in the principal amount of $50 million.  The Note is due and payable 18 months from the date of issuance and may be prepaid without penalty or premium at any time.  Interest on the outstanding principal balance of the Note will accrue at a rate of 10% per annum until the first anniversary date of the Note, and then will accrue at a rate of 12% thereafter.  The Loan Agreement contains customary terms and conditions, including customary representations and warranties, events of default, and affirmative and negative covenants (although none of such covenants require any financial tests to be met).  If the Purchase Agreement terminates for any reason, then the Loan Agreement will terminate concurrently.

Item 9.01-Financial Statements and Exhibits.

Exhibits

2.1                                 Purchase and Sale Agreement dated as of September 28, 2006 by and between Magnetek, Inc. and Power-One, Inc.*

10.1                           Term Loan Agreement dated as of September 28, 2006 by and between Power-One, Inc. and PWER Bridge, LLC.

10.2                           Form of Promissory Note in the amount of $50,000,000 to be issued by Power-One, Inc. on behalf of PWER Bridge, LLC.

* The exhibits and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-ONE, INC.
Date: September 29, 2006
	By:	/s/ Paul E. Ross
		Name:	Paul E. Ross
		Title:	Vice President - Finance, Treasurer and Chief Financial
Officer